UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2009

Intellicheck Mobilisa, Inc.
(Exact name of registrant as specified in charter)
Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
191 Otto Street, Port Townsend, WA		98368
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (360) 344-3233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendment to Articles of Incorporation.

On October 28, 2009, Intelli-Check-Mobilisa, Inc. filed an amendment to its Certificate of Incorporation with the Delaware Secretary of State.  The effect of the amendment was to change the name of the company from “Intelli-Check – Mobilisa, Inc.” to “Intellicheck Mobilisa, Inc.”

A copy of the amendment has been filed with this Current Report on Form 8-K as Exhibit 3.1

Item 9.01.                                                                Exhibits.

Exhibit	Description
3.1	Amendment to Certificate of Incorporation, dated October 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLICHECK MOBILISA, INC.

By:	/s/ Peter J. Mundy
Name: Peter J. Mundy
Title: Chief Financial Officer

Dated:  October 28, 2009

Exhibit Index

Exhibit	Description

3.1	Amendment to Certificate of Incorporation, dated October 28, 2009